UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

INTERLINK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21808	77-0056625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Flynn Road, Camarillo, California		93012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 484-8855

No Change

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

On January 21, 2004, Interlink Electronics, Inc. (the “Company”) issued a press release announcing that the Company has filed a shelf registration statement with the Securities and Exchange Commission for 3,000,000 shares of its common stock. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated as of January 21, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004

Interlink Electronics, Inc.

By	/s/ Paul D. Meyer

Paul D. Meyer Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated as of January 21, 2004.